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                                                                  EXHIBIT 10.29

                            BREAKAWAY SOLUTIONS, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT


         BREAKAWAY SOLUTIONS, INC. (the "Company") hereby grants this 18th day of February, 1999 (the "Grant Date") to Christopher Harding (the "Employee"), an option to purchase a maximum of four hundred seventy-six thousand one hundred forty-three (476,143) shares (the "Option Shares") of the Company's Common Stock, par value $.0001 per share ("Common Stock") at the price of one dollar and forty-two cents ($1.42) per share, on the following terms and conditions.

1.       GRANT UNDER 1998 STOCK PLAN.

         This option is granted pursuant to and is governed by the Company's 1998 Stock Plan (the "Plan"), the terms and conditions of which are incorporated herein by reference, and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plana s it exists on the Grant Date.

2.       GRANT AS NON-QUALIFIED STOCK OPTION; OTHER OPTIONS.

         This option shall be treated for federal income tax purposes as a Non-Qualified Option (rather than incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")). This option is in addition to any other options heretofore or hereafter granted to the Employee by the Company or any Related Corporation (as defined in the Plan), but a duplicate original of this instrument shall not effect the grant of another option.

3.       VESTING OF OPTION.

         Except as otherwise provided in this Agreement, and subject to all other terms and conditions of this Agreement, this option may be exercised prior to the tenth (10th) anniversary of the Grant Date (the "Expiration Date") in installments for not more than the number of Option Shares which are vested as herein below provided.

         (a)      CONTINUED EMPLOYMENT FOR ONE TO FOUR YEARS.

         Three Hundred Eight Thousand Five Hundred Twenty-Seven (308,527) shares will vest on the Grant Date, and the balance of the Option Shares will est in equal monthly installments of four thousand six hundred fifty-six (4,656) shares, each, over the three-year period immediately following the first anniversary of the date.



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         (b)      TRIGGERING EVENT.

         All unvested shares shall immediately become vested in full upon the occurrence of any of the following events (each, a "Triggering Event"):
         (a) the closing of a public offering by the Company of shares of its Common Stock, (b) a sale of all or substantially all of the Company's assets or all or substantially all of the shares of its capital stock,
         (c) a consolidation or merger of the Company in which a majority of outstanding shares of the Company's capital stock are exchanged for securities, cash or other property of any other corporation or business entity, (d) a consolidation or merger involving the Company as a result of which the stockholders of the Company immediately prior to such event do not own, immediately following the occurrence of such event, at least a majority of the common stock and voting power of the entity resulting from such consolidation or surviving such merger or (e) the liquidation or dissolution of the Company. In addition, if the Company or stockholders of the Company enter into an agreement with respect to an event described in (b) through (e) of the preceding sentence, then upon the consummation of such event a Triggering Event shall be deemed to have occurred upon the date of such agreement.

4.       TERMINATION OF EMPLOYMENT.

         (a)      TERMINATION OTHER THAN FOR CAUSE.

         If the Employee ceases to be employed by the Company or any Related Corporation, other than by reason of death or disability as defined in
         Section 5 of termination for cause as defined in Section 4(c) or termination related to a prohibition by a court of law as set forth in
         Section 4(d), no further installments of this option shall vest after the date Employee ceases to be employed by the Company or any Related Corporation and, the Company shall exercise its right pursuant to
         Section 17 hereof to purchase any Option Shares held by Employee after the termination of this option pursuant to this Section 4(a). This option shall terminate on the earlier of (i) thirty (30) days after the date of termination of the Employee's employment, or (ii) the Expiration Date. In such a case, the Employee's only rights hereunder shall be those which are properly exercised before the termination of this option.

         (b)      TERMINATION FOR CAUSE.

         If the employment of the Employee is terminated for Cause (as defined in Section 4(c)), the unvested portion of this option shall terminate upon the Employee's receipt of written notice of such termination and shall thereafter not be exercisable to any extent whatsoever.

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         (c)      DEFINITION OF CAUSE.

         "Cause" shall mean that the Employee is terminated for one or more of the following reasons:

         (i) substantial, material and continuing failure, after written notice thereof, to render services to the Company in accordance with the terms of Employee's Employment Agreement;

         (ii) Gross negligence, willful misconduct, dishonesty or breach of fiduciary duty to the Company; or

         (iii)    commission of any act of embezzlement or fraud; or

         (iv) deliberate disregard of material rules or material policies of the Company which results in direct or indirect loss, damage or injury to the Company; or

         (v) willful or intentional material breach or violation of Employee's Employment Agreement, including without limitation unauthorized disclosure of any Confidential Information of the Company; or

         (vi) willful or intentional commission of an act which constitutes unfair competition with the Company or which intentionally induces any customer or supplier to breach a contract with the Company; or

         (vii)    Employee has been convicted of a felony; or

         (viii) Employee has been engaged in the abuse of alcohol, illegal drugs or controlled substances.

         "Cause" shall not include any act or omission of which the President or any member of the Board of Directors has had actual knowledge for at least 6 months.

         (d)      LEGAL PROHIBITION.

         If Employee's employment terminates in connection with any prohibition by a court of law on Employee providing services to the Company (a "Prohibition"), and if such Prohibition occurs (i) during the 180 day period commencing on the Grant Date, this option shall immediately and automatically terminate, the Company shall refund to Employee the exercise price, if any, previously paid by Employee upon exercise of any installment of this option and the Option Shares issued upon such exercise shall be automatically cancelled, or (ii)

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         during the period commencing on the 181st day after the Grant Date and ending the 365th day after the Grant Date, this option shall immediately and automatically terminate as to such number of shares equal to the product of (A) the difference between 365 and the actual number of days that have elapsed from the Grant Date until the date of termination of Employee's employment, multiplied by (B) a fraction, the numerator of which is 308,527 and the denominator of which is 365, the Company shall refund to Employee the exercise price, if any, previously paid by employee upon exercise of any installment of this option and the Option Shares issued upon such exercise shall be automatically cancelled.

5.       DEATH; DISABILITY.

         (a)      DEATH.

         If the Employee ceases to be employed by the Company and all Related Corporations by reason of his death, this option may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired this option by will or by the laws of descent and distribution, until the earlier of
         (i) the Expiration Date or (ii) ninety (90) days from the date of the Employee's death.

         (b)      DISABILITY.

         If the Employee ceases to be employed by the Company and all Related Corporations by reason of his or her disability (as defined in Paragraph 10(B) of the Plan), the Employee shall have the right to exercise this option, to the extent otherwise exercisable on the date of termination of employment, until the earlier of (i) the Expiration Date or (ii) ninety (90) days from the date of the termination of the Employee's employment.

         (c)      EFFECT OF TERMINATION.

         At the expiration of the ninety (90) day period provided in paragraph
         (a) or (b) of this Section 5, or the Expiration Date, whichever is the earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination.

6.       PARTIAL EXERCISE.

         The Employee may exercise this option in part at any time and from time to time within the above limits, except that the Employee may not exercise this option for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and cash in lieu of a fractional share

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         must be paid, in accordance with Paragraph 13(g) of the Plan, to permit the Employee to exercise completely such final installment. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Employee in accordance with the terms hereof.

7.       PAYMENT OF PRICE.

         (a)      The option price shall be paid in the following manner:

         (i)      in cash or by check;

         (ii) subject to Section 7(b) below, by delivery of shares of the Company's Common Stock having a fair market value (as determined by the Committee) equal as of the date of exercise to the option price;

         (iii) by delivery of an assignment satisfactory in form and substance to the Company of a sufficient amount of the proceeds from the dale of the Option Shares and an instruction to the broker or selling agent to pay that amount to the Company;

         (iv)     by any combination of the foregoing.

         (b) LIMITATIONS ON PAYMENT BY DELIVERY OF COMMON STOCK. If the Employee delivers Common Stock held by the Employee ("Old Stock") to the Company in full or partial payment of the option price, and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Employee and the Company, an equivalent number of Option Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Employee paid for the Option Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement. Notwithstanding the foregoing, the Employee may not pay any party of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Employee free of any substantial risk of forfeiture for at least six months.

8.       METHOD OF EXERCISING OPTION.

         Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company at its principal executive officer, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Option Shares for which

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         it is being exercised and shall be signed by the person or persons exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option is exercised by the Employee and if the Employee requests in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship). In the event this option is exercised, pursuant to Section 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

9.       OPTION NOT TRANSFERABLE.

         This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Employee's lifetime only the Employee can exercise this option.

10.      NO OBLIGATION TO EXERCISE OPTION.

         The grant and acceptance of this option imposes no obligation on the Employee to exercise it.

11.      NO OBLIGATION TO CONTINUE EMPLOYMENT.

         Neither the Plan, this Agreement, nor the grant of this option imposes any obligation on the Company or any Related Corporation to continue the Employee in employment.

12.      NO RIGHT AS STOCKHOLDER UNTIL EXERCISE.

         The Employee shall have no rights as a stockholder with respect to the Option Shares until the date of issuance of a stock certificate to the Employee. Except as is expressly provided in the Plan with respect to certain changes in the capitalization and stock dividends of the Company, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

13.      CAPITAL CHANGES AND BUSINESS SUCCESSIONS.

         The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions

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         with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

14.      RESTRICTIONS ON TRANSFER; LEGENDS.

         Option Shares will be deemed "restricted securities" for purposes of the Securities Act of 1933, as amended (the Securities Act"). Accordingly, such shares must be sold in accordance with the registration requirement of the Securities Act and any State "Blue Sky" laws or an exemption therefrom. Employee acknowledges that the Company may put a legend on the certificate or certificates representing the Option Shares stating that the shares represented thereby have restrictions on transfer and are subject to rights of first refusal and repurchase by the Company.

15.      WITHHOLDING TAXES.

         If the Company or any Related Corporation in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, the vesting or transfer of Option Shares acquired on the exercise of this option, or the making of a distribution or other payment with respect to the Option Shares, the Employee hereby agrees that the Company or any Related Corporation may withhold from the Employee's wages or other remuneration the appropriate amount of tax. At the discretion of the Company or Related Corporation, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Employee on exercise of this option. The Employee further agrees that, if the Company or any Related Corporation does not withhold an amount from the Employee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company or Related Corporation, the Employee will make reimbursement on demand, in cash, for the amount underwithheld.

16.      COMPANY'S RIGHT OF FIRST REFUSAL.

         (a)      EXERCISE OF RIGHT.

         If the Employee (or successor and assigns) or his or her legal representative (the "Transferor") desires to transfer all or any part of the Option Shares to any person other than the Company (an "Offeror"), the Transferor shall: (i) obtain in writing a bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Option Notice") to the Company setting froth the Transferor's desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the bona

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         fide offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase all of such shares (the "Company Option Shares") specified in the Option Notice, such option to be exercisable by giving, within ninety (90) days after receipt of the Option Notice, a written counter-notice to the Transferor (the "Counter-Notice"). If the Company elects to purchase any or all of such Company Option Shares, it shall be obligated to purchase, and the Transferor shall be obligated to sell to the Company, such Company Option Shares that the Company elects to purchase as set forth in the Counter-Notice at a per share price equal to the lesser of (i) the per share price (and, except as set forth below, on the same terms) indicated in the Offer; or two, the Fair Market Value as defined in
         Section 17(b) and using the date of the Option Notice as the date of determination, within thirty (30) days of the date of delivery by the Company of the Counter-Notice. If the Company elects to purchase any or all of such Company Option Shares, it may, in its sole discretion, pay the purchase price for such Company Option Shares in accordance with the terms of a promissory note, in the form attached hereto as Exhibit A.

         (b)      SALE OF OPTION SHARES TO OFFEROR.

         The Transferor may, for sixty (60) days after the expiration of the ninety (90) day period during which the Company may give the Counter-Notice, sell, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee; PROVIDED, HOWEVER, that the Transferor shall not sell such Company Option Shares to the Offeror if the Offeror is a competitor of the Company and the Company gives a written notice to the transferor, within ninety (90) days of its receipt of the Option Notice, stating that the Offeror is a competitor and therefore Transferor shall not sell such Company Option Shares to such Offeror; and PROVIDED, FURTHER, that prior to the sale of such Company Option Shares to the Offeror, the Offeror shall execute an agreement with the Company pursuant to which the Offeror agrees to be subject to the restrictions set forth in Sections 16, 17, and 18 hereof. If any or all of such Company Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Company Option Shares shall remain subject to the terms of this Section 16 and any future proposed transfer must again comply with the provisions set forth herein.

         (c)      ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

         If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or the like, the restrictions contained in this Section 16 shall apply with equal force to additional and/or substitute

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         securities, if any, received by the Employee in exchange for, or by virtue of his or her ownership of, Option Shares.

         (d)      FAILURE TO DELIVER COMPANY OPTION SHARES.

         If the Transferor fails or refuses to deliver on a timely basis duly endorsed certificates representing Company Option Shares to be sold to the Company or its assignee pursuant to this Section 16, the Company shall have the right to deposit the purchase price for such Company Option Shares in a special account with any bank or trust company in the Commonwealth of Massachusetts, giving notice of such deposit to the Transferor, whereupon such Company Option Shares shall be deemed to have been purchased by the Company. All such moneys shall be held by the bank or trust company for the benefit of the Transferor. All moneys deposited with the bank or trust company remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Transferor shall thereafter look only to the Company for payment.

         (e)      EXPIRATION OF COMPANY'S RIGHT OF FIRST REFUSAL.

         The first refusal rights of the Company set forth in this Section 16 shall remain in effect until such time, if ever, as an underwritten public offering is made of shares of the Company's Common Stock pursuant to a registration statement filed under the Securities Act of 1933 or a successor statute, at which time this Section 16 and the right of first refusal set forth herein will automatically expire.

17.      COMPANY'S RIGHT OF REPURCHASE.

         (a)      RIGHT OF REPURCHASE.

         The Company shall have the right (the "Repurchase Right") to repurchase from the holder of an Option Shares (each a "Holder") any or all of the Option Shares then owned by such Holder at any time by giving such Holder a written notice (the "Repurchase Notice") at least 30 days prior to the date of repurchase. The Repurchase Notice shall set forth the number of Option Shares to be repurchased (the "Repurchase Shares"), the Fair Market Value per share (determined in accordance with Section 17(b) below as of the date of the Repurchase Notice) of the Repurchase Shares and the date (the "Repurchase Date") on which such Repurchase Shares are to be repurchased by the Company (such date not to be more than 120 nor less than 30 days after the date of the Repurchase Notice). On the Repurchase Date, the Company shall tender to the Holder an amount equal to the number of Repurchase Shares multiplied by the Fair Market Value per share; provided, however, that the

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         Company may pay the repurchase amount, in its sole discretion, in accordance with the terms of a promissory note in the form attached hereto as EXHIBIT A. The Company may assign the Repurchase Right to one or more persons and may utilize a promissory note to effect its Repurchase Right. Upon timely exercise of the Repurchase Right in the manner provided in this Section 17(a), the Holder shall deliver to the Company the stock certificate or certificates representing the Repurchase Shares, duly endorsed and free and clear of any and all liens, charges and encumbrances.

         (b)      FAIR MARKET VALUE.

         For purposes of this Agreement, the Fair Market Value of an Option Share shall be determined in good faith by the Board of Directors of the Company after taking into account all factors including, without limitation, the absence of an active trading market for shares of the Common Stock, restrictions on transfer of Option Shares set forth herein and the valuation attached to other recent issuances of securities of the Company. If Employee disputes the Fair Market Value so determined, Employee shall notify the Company in writing within 5 days after the Company's notice that it intends to repurchase Option Shares under Section 16 or 17 hereof. In such event, Employee and the Company shall in good faith choose, within 10 days after Employee's notice, a mutually acceptable appraiser to determine the Fair Market Value. If Employee and the Company cannot agree on such appraiser, the appraiser shall be appointed by the American Arbitration Association in Boston, and shall have expertise in valuing technology companies. Within 30 days after the appointment, the appraiser shall determine the Fair Market Value of an Option Share and deliver a written report to the parties as to such appraisal. The appraiser's determination of Fair Market Value of an Option Share shall be final and binding upon all parties. The costs of the appraiser shall be borne equally by Employee and the Company.

         (c)      ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

         If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or the like, the restrictions contained in this Section 17 shall apply with equal force to additional and/or substitute securities, if any, received by the Employee in exchange for, or by virtue of his or her ownership of, Option Shares.

         (d)      FAILURE TO DELIVER REPURCHASE SHARES.

         If the Holder fails or refuses to deliver on a timely basis duly endorsed certificates representing the Repurchase Shares to be repurchased by the

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         Company or its assignee pursuant to this Section 17, the Company shall have the right to deposit the repurchase price for such Repurchase Shares in a special account with any bank or trust company in the Commonwealth of Massachusetts, giving notice of such deposit to the Holder, whereupon such Repurchase Shares shall be deemed to have been purchased by the Company. All such moneys shall be held by the bank or trust company for the benefit of the Holder. All moneys deposited with the bank or trust company remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Holder shall thereafter look only to the Company for payment.

         (e)      EXPIRATION OF COMPANY'S REPURCHASE RIGHT.

         The Repurchase Right of the Company set forth in this Section 17 shall remain in effect until such time, if ever, as an underwritten public offering is made of shares of the Company's Common Stock pursuant to a registration statement filed under the Securities Act or any successor statute or the closing of an Acquisition as defined in the Plan, at which time this Section 17 and the Repurchase Right set forth herein will automatically terminate.

         (f)      TRANSFEREES EXCLUDED FROM FIRST REFUSAL RIGHTS.

         The foregoing first refusal rights of the Company shall not apply to a transfer by the Employee of all or any part of the Option Shares to the Employee's spouse, children or grandchildren, or to a trust for the benefit of any such individuals; provided, however, that prior to any such transfer each transferee shall execute an agreement with the Company pursuant to which the transferee agrees to be subject to the restrictions set forth in Section 16, 17, and 18 hereof.

18.      LOCK-UP AGREEMENT.

         The Employee agrees that in connection with an underwritten public offering of Common Stock, upon the request of the Company or the managing or lead underwritten for such public offering, the Option Shares may not be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 180 days after the effectiveness of the registration statement filed in connection with such offering, or such longer period of time as the Board of Directors may determine if all of the Company's directors and officers agree to be similarly bound (but in no event, longer than 270 days). The lock-up agreement established pursuant to this Section 18 shall have perpetual duration.

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19.      PROVISION OF DOCUMENTATION TO EMPLOYEE.

         By signing this Agreement the Employee acknowledges receipt of a copy of this Agreement and a copy of the Plan.

20.      MISCELLANEOUS.

         (a)      NOTICES.

         All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, to the address set forth below. The addresses for such notices may be changed from time to time by written notice given in the manner provided for herein.

         (b)      ENTIRE AGREEMENT; MODIFICATION.

         This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed y both parties.

         (c)      SEVERABILITY.

         The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

         (d)      SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Sections 9, 16, and 17 hereof.

         (e)      GOVERNING LAW.

         This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of the conflicts of laws thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company and the Employee have caused this instrument to be executed as of the date first above written.


                                       Breakaway Solutions, Inc.
                                       50 Rowes Wharf
                                       6th Floor
                                       Boston, MA  02110

/s/ Christopher Harding                By: /s/ Samuel Spector
---------------------------------          Name:  Samuel Spector
Christopher Harding                        Title: Director of Human Resources

Print Name of Employee

Street Address


City       State        Zip Code

Attest:

                                    EXHIBIT A

                                     FORM OF
                                 PROMISSORY NOTE

$                                                                         , 199_

         For value received, the undersigned, Breakaway Solutions, Inc., a Delaware corporation ("Obligor"), hereby promises to pay to the order of Christopher Harding ("Lender") at such place as may be designated from time to time in writing by Lender, the principal sum of ____________________ Dollars and ________ Cents ($___________________, together with interest in arrears from and including the date hereof on the unpaid principal balance hereunder, calculated daily, at the rate of __ percent (____%) per annum [the prime rate in effect on the date hereof for major banks as published in the Wall Street Journal], payable as set forth below. At the option of Lender and to the extent permitted by applicable law, the rate of interest on any unpaid principal or interest not paid when due and payable hereunder shall be two percent (2%) per annum above the rate of interest set forth in the immediately preceding sentence. Interest shall be calculated on the basis of actual number of days elapsed over a year of 360 days. Notwithstanding any other provision of this Promissory Note, Lender does not intend to charge and Obligor shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law; any payments in excess of such maximum shall be refunded to Obligor or credited to reduce principal hereunder. All payments received by Lender hereunder will be applied first to costs of collection, if any, then to interest and the balance to principal. Principal and interest shall be payable in lawful money of the United States of America.

         Principal shall be paid in sixty (60) equal monthly installments of __________________ Dollars and _______________ Cents ($________________) each, commencing on ______________, 199__, and continuing on the same day of each successive month thereafter with a final payment of all unpaid principal on ______, 199_; interest shall be paid monthly commencing on _______________, 199_, and continuing on the same day of each successive month thereafter with a final payment of all unpaid interest at the time of payment of the principal.

         If any day on which a payment is due pursuant to the terms of this Promissory Note is not a day on which banks in the Commonwealth of Massachusetts are generally open (a "Business Day"), such payment shall be due on the next Business Day following.

         This Promissory Note shall, at the option of the holder hereof, become due and payable without notice or demand, upon the happening of any one of the following specified events: (1) failure to pay any amount as herein set forth;
(2) default in the
performance of any other obligation to Lender, which default is not cured within thirty (30) days after written notice of such default from Lender; (3) insolvency (however evidenced) or the commission of any act of insolvency; (4) the making of a general assignment for the benefit of creditors; (5) the filing of any petition or the commencement of any proceeding by Obligor or any endorser or guarantor of this Promissory Note for any relief under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions, or extensions; (6) the filing of any petition or the commencement of any proceeding against Obligor or any endorser or guarantor of this Promissory Note for any relief under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions, or extensions, which proceeding is not dismissed within sixty (60) days; (7) suspension of the transaction of the usual business of Obligor; or (8) the past or future making of a false representation or warranty by Obligor in connection with any loan or loans by Lender.

         If this Promissory Note is not paid in accordance with its terms, Obligor shall pay to Lender, in addition to principal and accrued interest thereon, all costs of collection of the principal and accrued interest, including, but not limited to, reasonable attorneys' fees, court costs and other costs for the enforcement of payment of this Promissory Note.

         No waiver of any obligation of Obligor under this Promissory Note shall be effective unless it is in a writing signed by Lender. A waiver by Lender of any right or remedy under this Promissory Note on any occasion shall not be a bar to exercise of the same right or remedy on any subsequent occasion or of any other right or remedy at any time.

         Any notice required or permitted under this Promissory Note shall be in writing and shall be deemed to have been given on the date of delivery, if personally delivered to the party to whom notice is to be given, or on the fifth business day after mailing, if mailed to the party to whom notice is to be given, by certified mail, return receipt requested, postage prepaid, and addressed to the addressee at the address of the addressee set forth herein, or to the most recent address, specified by written notice, given to the sender pursuant to this paragraph.

         This Promissory Note is delivered in and shall be enforceable in accordance with the laws of the Commonwealth of Massachusetts, and shall be construed in accordance therewith, and shall have the effect of a sealed instrument.

         Obligor hereby expressly waives presentment, demand, and protest, notice of demand, dishonor and nonpayment of this Promissory Note, and all other notices or demands of any kind in connection with the delivery, acceptance, performance, default or enforcement hereof, and hereby consents to any delays, extensions of time, renewals, waivers or modifications that may be granted or consented to by the holder hereof with respect to the time of payment or any other provision hereof.

         In the event any one or more of the provisions of this Promissory Notes shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Promissory Note operate or would prospectively operate to invalidate this Promissory Note, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Promissory Note and the remaining provisions of this Promissory Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby.


                                         OBLIGOR:

                                         By:
                                              ---------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------
Attested:

By:
    -------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

--------------------------------------------------------------------------------



Notice of Grant of Stock Options and         Breakaway Solutions, Inc.
Option Agreement                             ID:  04-3285165
                                             50 Rowes Wharf
                                             6th Floor
                                             Boston, MA  02110
--------------------------------------------------------------------------------



Chris Harding                                      Option Number:  00000238
50 Rowes Wharf                                     Plan:           98
Boston, MA  02110                                  ID:             1185
--------------------------------------------------------------------------------


Effective 2/18/99 (the "Grant Date"), you (the "Employee") have been granted a(n) Non-Qualified Stock Option 308,527 shares (the "Option Shares") of common stock, par value $.0001 per share, of Breakaway Solution (the "Company"), at $1.4167 per share.

The total option price of the shares granted is $437,090.20.

Shares in each period will become fully vested on the date shown.


           Shares              Vest Type         Full Vest           Expiration
---------------------   --------------------  -----------------   --------------
           308,527           On Vest Date       2/18/99              2/18/09



--------------------------------------------------------------------------------


By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.
--------------------------------------------------------------------------------




-------------------------------------          ---------------------------------
Breakaway Solutions, Inc.                      Date


-------------------------------------          ---------------------------------
Chris Harding                                  Date

--------------------------------------------------------------------------------



Notice of Grant of Stock Options and        Breakaway Solutions, Inc.
Option Agreement                            ID:  04-3285165
                                            50 Rowes Wharf
                                            6th Floor
                                            Boston, MA  02110
--------------------------------------------------------------------------------



Chris Harding                                      Option Number:  00000238
50 Rowes Wharf                                     Plan:           98
Boston, MA  02110                                  ID:             1185
--------------------------------------------------------------------------------


Effective 2/18/99 (the "Grant Date"), you (the "Employee") have been granted a(n) Non-Qualified Stock Option 167,616 shares (the "Option Shares") of common stock, par value $.0001 per share, of Breakaway Solution (the "Company"), at $1.4167 per share.

The total option price of the shares granted is $237,461.59.

Shares in each period will become fully vested on the date shown.

    Shares                 Vest Type           Full Vest           Expiration
-------------------  --------------------   ----------------   -----------------
               0          On Vest Date         2/18/00              2/18/09
         167,616               Monthly         2/18/03              2/18/09



--------------------------------------------------------------------------------

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.
--------------------------------------------------------------------------------




-----------------------------------         ------------------------------------
Breakaway Solutions, Inc.                   Date


-----------------------------------         ------------------------------------
Chris Harding                               Date